EXHIBIT 10.4

[***] = Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Google Cloud Platform Discount Addendum

This Addendum (the “Addendum”) amends the Google Cloud Platform License Agreement previously entered into between Google Inc. ("Google") and the customer in the signature block below (the "Customer") (the “Agreement”).  Capitalized terms used but not defined in this Addendum have the meaning given to them in the Agreement. This Addendum will be effective from the date countersigned by the last party (the “Addendum Effective Date”).

1. Within 5 business days after the Addendum Effective Date and continuing until Google applies the prices in Section 2 of this Addendum below, the following prices will apply:

SERVICES	[***] - New Pricing
[***]	[***]

2.  No less than 30 days after [***], the following prices will apply for the term of the Agreement:

SERVICES	[***] - New Pricing
[***]	[***]
[***]	[***]

3. [***].

4. Miscellaneous. All other terms and conditions of the Agreement remain unchanged and in full force and effect.  If the Agreement and the Addendum conflict, the Addendum will govern. This Addendum is subject to the “Governing Law” section in the Agreement.

Signed by the parties’ authorized representatives.

GOOGLE		CUSTOMER: Snap Inc.

By:	/s/ Philipp Schindler	By:	/s/ Jerry Hunter
Name:	Philipp Schindler	Name:	Jerry Hunter
Title:	Authorized Signatory	Title:	VP Core Engineering
Date:	September 29, 2017	Date:	September 29, 2017

CUSTOMER: Snap UK

By:	/s/ Amanda Reid
Name:	Amanda Reid
Title:	Director
Date:	September 29, 2017

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